Redeemable Non-Controlling Interests	12 Months Ended
Jun. 30, 2025
Redeemable Non-Controlling Interests [Abstract]
REDEEMABLE NON-CONTROLLING INTERESTS
14.	REDEEMABLE NON-CONTROLLING INTERESTS

On January 23, 2024, Beijing Scage Future Automobile Co., Ltd. (“Beijing Scage Future”), entered into a shareholder agreement (“Shareholder Agreement”) with Qingdao Guodao Yinsheng No. 3 Venture Capital Fund Partnership (L.P.) (“Guodao”), in which Guodao agreed to pay US$4,225,412 (RMB30,000,000) for 6% equity interests of Beijing Scage Future. On April 2, 2024, Beijing Scage Future received US$2,765,487 (RMB20,000,000) from Guodao. On May 20, 2024, the Industrial and Commercial Registration process for the transfer of the 4% equity interests, corresponding to the investment amount received, has been completed, and thereafter, Guodao has become a non-controlling interest shareholder of Beijing Scage Future. The investment from Guodao is also subject to the below redemption terms:

Redemption right

Within two years from the Shareholder Agreement and related documents being legally signed, Guodao has the right to choose whether to redeem the investment in either one of the redemption mechanisms as stated below.

Redemption Mechanisms

(a)	Cash Redemption: When Guodao exercises its redemption right, Beijing Scage Future and/or the founder of Beijing Scage Future, Mr. Gao Chao (the “Founder”), shall repurchase the corresponding equity interests invested by Guodao in cash. The redemption price consists of two portions: (A) Beijing Scage Future is responsible for the principal of the initial investment with 15% of simple interest per annum accrued started from the remittance date; (B) the Founder is responsible for the percentage of equity interests (i.e. 4%) that Guodao invested in the equity value of Beijing Scage Future minus the redemption amount that the Group is responsible for. The equity value of Beijing Scage Future shall be no less than RMB833 million at the time of redemption. The redemption period is within two years from the Shareholder Agreement was signed, i.e. from January 24, 2024 to January 23, 2026.

(b)	Share Swap to Equity Interest in Scage International: Guodao would first request Beijing Scage Future to return the investment in full, and then Guodao will reinvest in Scage International to obtain certain percentage of equity interest in Scage International in the form of outbound direct investment (ODI). The percentage of equity interest to be obtained and the entity value of Scage International will be negotiated by both parties at the time of redemption.

For initial recognition, on the date the Group received cash investment, the Group initially recorded the carrying amount at cash consideration. In determining subsequent measurement, the Group first attributed noncontrolling interest share of the Beijing Scage Future’s net loss pursuant to ASC 810-10, then adjust the noncontrolling interest to the maximum redemption amount (if higher) according to ASC 480-10-S99-3A. The Group recognized the maximum redemption amount including responsibilities of both the Group and the Founder as Guodao can enforce payment of the full obligation against the Beijing Scage Future according to the Shareholder Agreement.

Mezzanine Equity – Redeemable Non-controlling Interests	Redeemable Non-controlling Interests
Balance as of June 30, 2023	$-
Contribution from redeemable non-controlling interests	2,765,487
Attribution of net loss	(7,738)
Accretion of redeemable non-controlling interests	1,851,388
Foreign exchange adjustment	(24,153)
Balance as of June 30, 2024	4,584,984
Attribution of net loss	(421)
Foreign exchange adjustment	66,730
Balance as of June 30, 2025	$4,651,293